Environmental	12 Months Ended
Dec. 31, 2021
Environmental Expense and Liabilities [Abstract]
Environmental	EnvironmentalWe expensed $7.8 million, $7.1 million and $11.2 million for the years ended December 31, 2021, 2020 and 2019, respectively, for environmental remediation obligations. The accrued environmental liability reflected on our consolidated balance sheets was $117.2 million and $115.0 million at December 31, 2021 and 2020, respectively, of which $99.1 million and $94.0 million, respectively, were classified as other long-term liabilities. These accruals include remediation and monitoring costs expected to be incurred over an extended period of time (up to 30 years for certain projects). Estimated liabilities could increase in the future when the results of ongoing investigations become known, are considered probable and can be reasonably estimated.